        As filed with the Securities and Exchange Commission on April 1, 1998
                                                       Registration No. 33-44208
--------------------------------------------------------------------------------


                        SECURITIES  AND  EXCHANGE  COMMISSION
                              WASHINGTON,  D.C.   20549

                                 --------------------

                          POST-EFFECTIVE AMENDMENT NO. 1 TO
                                       FORM S-8
            REGISTRATION  STATEMENT  UNDER  THE  SECURITIES  ACT  OF  1933

                                 --------------------


                         HUNTINGTON  BANCSHARES  INCORPORATED
                (Exact name of Registrant as specified in its charter)

          Maryland                                     31-0724920
  (State or other jurisdiction                      (I.R.S. Employer
of incorporation or organization)                  Identification No.)


                                  Huntington Center
                                 41 South High Street
                                 Columbus, Ohio 43287
                (Address of Registrant's principal executive offices)

                                 --------------------

                               HUNTINGTON SUPPLEMENTAL
                    STOCK PURCHASE AND TAX SAVINGS PLAN AND TRUST
                               (Full title of the Plan)

                                 --------------------

                                Ralph K. Frasier, Esq.
                            General Counsel and Secretary
                          Huntington Bancshares Incorporated
                                  Huntington Center
                                 41 South High Street
                                 Columbus, Ohio 43287
                                     614/480-4647
                  (Name, address, including zip code, and telephone
                  number, including area code, of agent for service)

                                 --------------------

                             Copies of Correspondence to:
                              Mary Beth M. Clary, Esq.
                               John B. Pisaris, Esq.
                          Porter, Wright, Morris & Arthur
                                41 South High Street
                               Columbus, Ohio  43215

                                 --------------------

INTRODUCTION

     On November 19, 1997, the Board of Directors of Huntington Bancshares Incorporated (the "Corporation") amended the Huntington Supplemental Stock Purchase and Tax Savings Plan and Trust (the "Plan"). A copy of the amendment to the Plan is being filed as an exhibit to this Post-Effective Amendment No. 1 to Form S-8.

                                       PART I

                 INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The document(s) containing the information concerning the Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.


                                       PART II

                        INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.


     The following documents previously filed with the Securities and Exchange Commission (the "Commission") by the Corporation pursuant to Sections 13(a), 14 or 15(d) of the Exchange Act are hereby incorporated herein by reference:

     1. Annual Report on Form 10-K for the year ended December 31, 1997, as filed with the Commission on February 20, 1998;

     2. Proxy Statement for the Annual Meeting of Shareholders held on April 23, 1998, as filed with the Commission on February 18, 1998;

     3. Current Reports on Form 8-K, dated January 14, 1998, filed with the Commission on January 20, 1998, and March 16, 1998, filed with the Commission on March 16, 1998, each to report annual and or quarterly earnings and/or certain developments; and

     In addition, the description of the rights issued under a certain Rights Agreement, dated February 22, 1990, as amended August 16, 1995, between the Corporation and The Huntington National Bank, as successor Rights Agent, which rights are attached to all shares of the Corporation's Common Stock, that is contained in the Corporation's Form 8-A filed with the Commission pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, and the Corporation's Current Report on Form 8-K, dated August 16, 1995, and as the same may be updated in any amendment or report filed for the purpose of updating such description, is incorporated by this reference.

     All other documents filed by the Corporation pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other


                                         -I-
subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

     The contents of the Form S-8 Registration Statement previously filed with the Commission by the Registrant on November 26, 1991, are hereby incorporated by reference herein.


                                         -II-

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on March 24, 1998.

                              HUNTINGTON BANCSHARES INCORPORATED



                              By: /s/ Ralph K. Frasier
                                 -----------------------------------------------
                                 Ralph K. Frasier, Secretary and General Counsel


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     Signature                     Title                                 Date
     ---------                     -----                                 ----

    *Frank Wobst              Chairman and Chief Executive  )
-------------------------     Officer (principal            )
     Frank Wobst              executive officer)            )
                                                            )
                                                            )
                                                            )
    *Zuheir Sofia             President, Chief Operating    )
-------------------------     Officer, Treasurer and        )
     Zuheir Sofia             Director                      )
                                                            )
                                                            )
 *Gerald R, Williams          Executive Vice President      )
-------------------------     and Chief Financial Officer   )
  Gerald R. Williams          (principal financial and      )
                              principal accounting officer) )
                                                            )
                                                            )
  *Don M. Casto, III          Director                      )    March 24, 1998
-------------------------                                   )
   Don M. Casto, III                                        )
                                                            )
                                                            )
                                                            )
  *Don Conrad                 Director                      )
-------------------------                                   )
   Don Conrad                                               )
                                                            )
                                                            )
                                                            )
                              Director                      )
-------------------------                                   )
   Patricia T. Hayot                                        )
                                                            )
                                                            )


                                        -III-

                                                            )
   *Wm. J. Lhota              Director                      )
-------------------------                                   )
    Wm. J. Lhota                                            )
                                                            )
                                                            )
                              Director                      )
-------------------------                                   )
 Robert A. Schottenstein                                    )
                                                            )
                                                            )
                              Director                      )
-------------------------                                   )
    George A. Skestos                                       )
                                                            )
                                                            )
                              Director                      )    March 24, 1998
-------------------------                                   )
    Lewis R. Smoot                                          )
                                                            )
                                                            )
  *Timothy P. Smucker         Director                      )
-------------------------                                   )
   Timothy P. Smucker                                       )
                                                            )
                                                            )
                                                            )
  *William J. Williams         Director                     )
-------------------------                                   )
   William J. Williams                                      )


*By: /s/ Ralph K. Frasier
    ------------------------------------
    Ralph K. Frasier, attorney-in-fact
    for each of the persons indicated

     Pursuant to the requirements of the Securities Act of 1933, the trustee of the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Columbus, State of Ohio, on March 24, 1998.


                              HUNTINGTON SUPPLEMENTAL STOCK PURCHASE AND TAX SAVINGS PLAN AND TRUST

                              BY:  THE HUNTINGTON NATIONAL BANK, TRUSTEE



                              By: /s/ Kathleen Chapin
                                 -------------------------------------
                              Its: Vice President
                                  ------------------------------------


                                         -IV-

                              Registration No. 33-44208


                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549



                         POST EFFECTIVE AMENDMENT NO. 1 TO

                                      FORM S-8

                               REGISTRATION STATEMENT

                                       UNDER

                             THE SECURITIES ACT OF 1933




                         HUNTINGTON BANCSHARES INCORPORATED


                                      EXHIBITS

                                    EXHIBIT INDEX

                                                            Pagination By
                                                            Sequential
Exhibit             Exhibit                                 Numbering
Number              Description                             System
------              -----------                             ------


4(a)      *    Huntington Supplemental Stock Purchase and
               Tax Savings Plan and Trust.

4(b)      **   First Amendment to the Huntington
               Supplemental Stock Purchase and Tax Savings
               Plan and Trust, dated November 19, 1997.

4(c)           Articles V, VIII and X of Articles of
               Restatement of Charter, as amended and
               supplemented (Exhibit 3(i) to Annual Report on Form 10-K for the year ended
               December 31, 1993, and Exhibit 3(i)(b) to
               Quarterly Report on Form 10-Q for the
               quarterly period ended March 31, 1996, and incorporated herein by reference).
               Instruments defining the rights of holders of long-term debt will be furnished to the Securities and Exchange Commission upon request.

4(d)           Rights Plan, dated February 22, 1990,
               between Huntington Bancshares Incorporated and The Huntington Trust Company, National
               Association (Exhibit 1 to Registration
               Statement on Form 8-A, filed with the
               Securities and Exchange Commission on
               February 22, 1990, and incorporated herein by reference).

4(e) Amendment No. 1 to the Rights Agreement, dated August 16, 1995 (Exhibit 4(b) to
               Form 8-K, dated August 16, 1995, and
               incorporated herein by reference).

5         *    Opinion of Porter, Wright, Morris & Arthur
               regarding legality.

24 (a)         Consent of Porter, Wright Morris & Arthur
               (included in Exhibit 5 filed herewith).

24(b)     **   Consent of Ernst & Young.

24(c)     **   Consent of BDO Seidman, L.L.P.

25(a)     *    Powers of Attorney.

--------------------

*   Previously Filed
** Filed with this Registration Statement